Clifford Capital International Value Fund

Investor Class (CIIRX)

Institutional Class (CCIVX)

Super Institutional Class (CIVQX)

Supplement dated October 15, 2024
to the Prospectus, Summary Prospectus and Statement of Additional Information,

each dated January 31, 2024

The Board of Trustees (the “Board”) of World Funds Trust (the “Trust”) has approved a Plan of Liquidation (the “Plan”) for the Clifford Capital International Value Fund (the “Fund”), which became effective on October 15, 2024. Clifford Capital Partners LLC (the “Adviser”) recommended that the Board approve the Plan due to a diminished asset base and correspondingly rising expenses of the Fund, which the Adviser has indicated that it is no longer willing to continue to subsidize. As a result, the Board concluded that it is in the best interest of the Fund’s shareholders to liquidate the Fund. The Fund is expected to liquidate on or about November 15, 2024 (the “Liquidation Date”).

Effective October 15, 2024, the Fund was closed to new and subsequent investments. Until the Liquidation Date, Fund shareholders may continue to reinvest dividends and distributions in the Fund or redeem their shares. Any remaining shareholders on the Liquidation Date will receive a distribution of their remaining investment value in the Fund based on the instructions listed on your account. The sale or liquidation of your shares will generally be a taxable event. You should consult your tax advisor about your tax situation.

As shareholders redeem shares of the Fund between October 15, 2024 and the Liquidation Date, the Fund may not be able to maintain its stated investment goal and other investment policies. Accordingly, the Fund may deviate from its stated investment goal and other investment policies during the period between October 15, 2024 and the Liquidation Date.

If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 1-800-673-0550.

This Supplement, the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-800-673-0550.